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                                                                    EXHIBIT 10.8

                            INDEMNIFICATION AGREEMENT


     This Agreement, made and entered into this 31st day of January, 2000 ("Agreement"), by and between Southdown, Inc., a Louisiana corporation ("Company"), and _____________________________ ("Indemnitee"):

     WHEREAS, highly competent persons are becoming more reluctant to serve publicly-held corporations as directors or in other capacities unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation; and

     WHEREAS, the current impracticability of obtaining adequate insurance and the uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons;

     WHEREAS, the Board of Directors of the Company has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's shareholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

     WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

     WHEREAS, Indemnitee is willing to serve, continue to serve and to take on additional services for or on behalf of the Company on the condition that he be so indemnified;

     NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

         Section 1. Indemnitee agrees to serve as a director [AN OFFICER] of the Company. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in such position.

         Section 2. The Company shall indemnify, and advance expenses to, Indemnitee (a) as provided in this Agreement and (b) to the fullest extent permitted by applicable law in effect on the date hereof and, as hereinafter provided, as amended from time to time. The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other Sections of this Agreement.

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         Section 3. (a) Except as prohibited by law as the same exists or may hereafter be amended (but, in the case of any amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment), the Company shall indemnify Indemnitee if Indemnitee is made a party or is threatened to be made a party to or is involved in any action, suit, or proceeding, whether civil, criminal, administrative or investigative (including any action by or in the right of the Company) (hereinafter a "Proceeding"), by reason of the fact that Indemnitee is or was a director or officer of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Company, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by Indemnitee in connection therewith and such indemnification shall continue as to Indemnitee after Indemnitee has ceased to be a director, officer, employee or agent and shall inure to the benefit of Indemnitee's heirs, executors and administrators; provided, however, that except as provided in paragraph (c) of this Section 3, the Company shall indemnify any such person seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Agreement shall include the right to be paid by the Company the expenses incurred in defending any such Proceeding in advance of its final disposition upon receipt of an undertaking by or on behalf of the Indemnitee to repay such amount if it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized in this Agreement or otherwise, such advances to be paid by the Company within 20 days after the receipt by the Company of a statement or statements from the Indemnitee requesting such advance or advances from time to time. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, he shall be indemnified against all expenses actually and reasonably incurred by him or on his behalf in connection therewith ("Witness Expenses").



     (b) To obtain indemnification under this Agreement, a Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification. Upon written request by a Indemnitee for indemnification pursuant to the first sentence of this paragraph (b), a determination, if required by applicable law, with respect to the Indemnitee's entitlement thereto shall be made as follows: (a) if requested by the Indemnitee, by Independent Counsel (as hereinafter defined), or (b) if no request is made by the Indemnitee for a determination by Independent Counsel,
(i) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined), or (ii) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee, or (iii) if a quorum of Disinterested Directors so directs, by the shareholders of the Company. In the event the determination of entitlement to indemnification is to be made by Independent Counsel at the request

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of the Indemnitee, the Independent Counsel shall be selected by the Board of
Directors unless there shall have occurred within two years prior to the date of the commencement of the action, suit or proceeding for which indemnification is claimed a Change in Control, in which case the Independent Counsel shall be selected by the Indemnitee unless the Indemnitee shall request that such selection be made by the Board of Directors. If it is so determined that the Indemnitee is entitled to indemnification, payment to the Indemnitee shall be made within 10 days after such determination.

     (c) If a claim under paragraph (a) of this Section 3 is not paid in full by the Company within 30 days after a written claim pursuant to Section 3(b) or pursuant to either of the last two sentences of Section 3(a) has been received by the Company, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, the Indemnitee shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for [i] Witness Expenses or [ii] expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking has been tendered to the Company) that the Indemnitee has not met the standard of conduct (limited only by the last clause of Section 83E of the Louisiana Business Company Law) which makes it permissible under Louisiana Law to indemnify the Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including its Board of Directors, Independent Counsel or shareholders) to have made a determination prior to the commencement of such action that indemnification of the Indemnitee is proper in the circumstances because he or she has met the applicable standard of conduct set forth under Louisiana Law, nor an actual determination by the Company (including its Board of Directors, Independent Counsel or shareholders) that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met any applicable standard of conduct.

     (d) If a determination shall have been made pursuant to paragraph (b) of this Section 3 that the Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to paragraph (c) of this Section 3.

     (e) The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to paragraph (c) of this Section 3 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in such proceeding that the Company is bound by all the provisions of this Agreement.

     (f) The right to indemnification (including the payment of expenses) conferred in this Agreement shall not be exclusive of any other right which Indemnitee may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of shareholders or Disinterested Directors or otherwise

         Section 4. The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in the manner required to entitle Indemnitee to indemnification under this Agreement or otherwise.





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         Section 5. (a) No amendment of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee prior to such amendment.

     (b) To the extent that the Company maintains an insurance policy or policies providing liability for directors, officers, employees, or agents of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies.

     (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

     (d) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

         Section 6. This Agreement shall continue until and terminate upon the later of: (a) 10 years after the date that Indemnitee shall have ceased to serve as a director, officer, employee, or agent of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which Indemnitee served at the request of the Company; or (b) the final termination of any Proceeding then pending in respect of which Indemnitee is granted rights of indemnification hereunder and of any proceeding commenced by Indemnitee pursuant to Section 3 of this Agreement relating thereto. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee's heirs, executors and administrators.

         Section 7. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

         Section 8. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom


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enforceability is sought needs to be produced to evidence the existence of this
Agreement.

         Section 9. For purposes of this Agreement:

               (a) A "Change in Control" shall be conclusively deemed to have occurred if (and only if) any of the following shall have taken place: (i) a change in control is reported by the Company in response to either Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), or Item 1 of Form 8-K promulgated under the Exchange Act or any successor provisions thereto; (ii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent or more of the combined voting power of the Company's then outstanding securities; or (iii) following the election or removal of directors, a majority of the Board of Directors consists of individuals who were not members of the Board of Directors two years before such election or removal, unless the election of each director who was not a director at the beginning of such two-year period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the two-year period..

               (b) "Corporate Status" describes the status of a person who is or was a director, officer, employee or agent of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Company.

               (c) "Disinterested Director" means a director of the Company who is not and was not a party to the matter in respect of which indemnification is sought by Indemnitee.

               (d) "Independent Counsel" means a law firm, a member of a law firm, or an independent practitioner that is experienced in matters of corporation law and who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

         Section 10. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         Section 11. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification covered hereunder.

         Section 12. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which


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it is so mailed:

                           (a) If to Indemnitee, to:

                               ---------------------

                               ---------------------

                               ---------------------

                           (b) If to the Company, to:
                               Southdown, Inc.
                               1200 Smith Street, Suite 2400
                               Houston, TX  77002-446
                               Attn:  General Counsel


or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

         Section 13. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Louisiana.

         Section 14. Use of the masculine pronoun shall be deemed to include usage of the feminine pronoun where appropriate.


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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                   INDEMNITEE


                                   ---------------------------------------------
                                   Name:



ATTEST:                            SOUTHDOWN, INC.



By:                                By:
   ---------------------------       -------------------------------------------
                                   Name:   Patrick S. Bullard
                                   Title:  Senior Vice President-General Counsel
                                           and Secretary



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